Contingencies, commitments and restrictions on the distribution of profits - Restrictions to the distribution of profits and payment of dividends (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Contingencies, commitments and restrictions on the distribution of profits
Share capital	$ 163,223	$ 163,223	$ 160,022	$ 160,000
Share premium	183,430	183,430	180,486
Reserve for own shares	(4,772)	(6,145)	0
Legal reserves	1,081	176	176
Free distributable reserves	378,910	378,910	385,055
Non-distributable reserves	1,353,255	1,351,883	1,351,883
Retained earnings	(86,279)	(60,392)	(78,497)
Total equity in accordance with Luxembourg law	$ 1,998,392	$ 2,023,375	$ 1,999,125